ANNUAL REPORT
December 31, 1995

                       SEQUOIA FUND, INC.

        ILLUSTRATION OF AN ASSUMED INVESTMENT OF $ 10,000
       With Income Dividends Reinvested and Capital Gains
                Distributions Accepted in Shares

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 1995. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                   Value of    Value of     Value of
                   Initial    Cumulative   Cumulative     Total
                   $10,000   Capital Gain  Reinvested    Value of
PERIOD ENDED:    Investment  Distributions  Dividends     Shares
------------     ----------  ------------- ----------   ---------

July 15, 1970      $10,000          $0            $0     $10,000
May 31, 1971        11,750           0           184      11,934
May 31, 1972        12,350         706           451      13,507
May 31, 1973         9,540       1,118           584      11,242
May 31, 1974         7,530       1,696           787      10,013
May 31, 1975         9,490       2,137         1,698      13,325
May 31, 1976        12,030       2,709         2,654      17,393
May 31, 1977        15,400       3,468         3,958      22,826
Dec. 31, 1977       18,420       4,617         5,020      28,057
Dec. 31, 1978       22,270       5,872         6,629      34,771
Dec. 31, 1979       24,300       6,481         8,180      38,961
Dec. 31, 1980       25,040       8,848        10,006      43,894
Dec. 31, 1981       27,170      13,140        13,019      53,329
Dec. 31, 1982       31,960      18,450        19,510      69,920
Dec. 31, 1983       37,110      24,919        26,986      89,015
Dec. 31, 1984       39,260      33,627        32,594     105,481
Dec. 31, 1985       44,010      49,611        41,354     134,975
Dec. 31, 1986       39,290      71,954        41,783     153,027
Dec. 31, 1987       38,430      76,911        49,020     164,361
Dec. 31, 1988       38,810      87,760        55,946     182,516
Dec. 31, 1989       46,860     112,979        73,614     233,453
Dec. 31, 1990       41,940     110,013        72,633     224,586
Dec. 31, 1991       53,310     160,835       100,281     314,426
Dec. 31, 1992       56,660     174,775       112,428     343,863
Dec. 31, 1993       54,840     213,397       112,682     380,919
Dec. 31, 1994       55,590     220,943       117,100     393,633
Dec. 31, 1995       78,130     311,266       167,129     556,525

The total amount capital gains distributions accepted in shares was $162,502, the total amount of dividends reinvested was $78,118.

No adjustment has made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

                             February 15, 1996



Dear Shareholder:



      Sequoia Fund's results for the fourth quarter and full year

1995 are shown below with comparable results for the leading market indexes:



                    Sequoia       Dow Jones         Standard &
1995                 Fund        Industrials        Poors 500
--------            -------      -----------        -----------

Fourth Quarter       +8.5%          +7.5%            +6.0%

Year                 41.4           36.9             37.6


     In our third quarter report, we indicated that Sequoia's

1995 investment results appeared to be shaping up very nicely.

We are pleased to report that as the 1996 New Year rang in, 1995 went on the books as one of Sequoia's banner years.  It was a banner year for the domestic equity markets in general, too, as shown in the remarkable numbers in the table above.  To put these results in historical context, U.S. equities (using the S&P 500

Index as a proxy for domestic stocks in general) have not enjoyed investment returns of this magnitude since 1975, 20 years ago,

and that was coming off the extremely depressed market of 1974.



     The outstanding performance of the market itself in 1995 is understandable in view of the changes during the year in two key variables which directly influence the market value of companies:

long term interest rates plunged almost 25% and corporate profits surged over 20%.  The resulting interest rate and earnings levels support the market's 1995 surge.  While we note that aggregate corporate earnings are now at or above historical highs as

measured by most yardsticks, we take comfort in the business and earnings progress and prospects we see when we retreat to a

careful examination of the specifics of the companies we own.



     U.S. corporate profitability has been impressive during this business cycle but in many cases it has also been "enhanced" by the financial statement effects of the recurring proliferation of

"non-recurring restructuring charges.  An ancient Chinese proverb states that the beginning of wisdom is to call a thing by its correct name, and we have have always sought out managements who are similarly minded in our portfolio companies.  As far as we can tell, the bland term "non-recurring restructuring charge" in fact refers to one or more of a number of specific realities.  In the interest of improved disclosure and clarity in communications with stockholders, therefore, we propose that corporate

managements in the future refer to their restructuring charges by certain types, defined as follows:  Restructuring Charge Type A:

Dear Stockholder: Your management now concedes that we wasted your money by paying way too much for things in the past.

Restructuring Charge Type B: Dear Stockholder: Your management has been misleading you by exaggerating the company's historical profitability and now has to admit that the company hasn't been earning nearly as much as we said.  Restructuring Charge Type C:

Dear Stockholder: Your management hired way too many people to do the job at hand and just realized it.  Restructuring Charge Type

D: Dear Stockholder: Your management is going to have to spend a lot of money in the future to clean up past mistakes but we will report the company's future earnings to you as if we didn't

really have those expenses so you will know how much the company would be making if these mistakes hadn't been made.



    The thoughtful observer may wonder at Wall Street's perverse tendency to applaud corporate announcements of massive

restructuring charges with higher stock valuations. In his

insightful new column called "Intrinsic Value" in the Thursday edition of The Wall Street Journal, Roger Lowenstein addressed this subject recently, quoting a well known equity analyst as saying: "Every company I follow has a write-off.  No one has any idea of what anyone is earning."  We find this development

curiouser and curiouser, as Alice would say, co-existing in a market where a shortfall from analyst consensus earnings

estimates of one to two cents per share in reported quarterly earnings can cause a stock to plunge precipitously in value.

   For our part, we are pleased to see most of our portfolio

companies properly expensing such charges through earnings on a regular basis rather than through a special "non-recurring"

expense line, thereby providing a much more honest indication of ongoing corporate earning power.





                                 Sincerely,





                                  Richard T. Cunniff



                                  William J. Ruane



                                  Robert D. Goldfarb

                       SEQUOIA FUND, INC.
                    Statement of Investments
                        December 31, 1995

COMMON STOCKS (96.87%)


                                                                 Value
Shares                                         Cost              (Note 1)
------                                         ----              --------

            BANK HOLDING COMPANIES (15.58%)
1,566,300   Bancorp Hawaii, Inc.            $ 47,017,231     $   56,191,012
1,840,700   Fifth Third Bancorp               92,765,943        134,141,013
2,100,000   First Bank Systems, Inc.          80,610,090        104,212,500
678,400     First Virginia Banks, Inc.        25,395,921         28,323,200
225,000     Mercantile Bankshares
              Corporation                      3,475,625          6,229,800
160,000     Regions Financial Corporation      5,348,750          6,890,080
161,301     Valley National Bancorp            3,973,675          4,032,525
                                            ------------    ---------------
                                             258,587,235        340,020,130
                                            ------------    ---------------

            BROADCASTING (3.96%)
700,000     Capital Cities/ABC, Inc.          13,847,728         86,362,500
                                            ------------    ---------------
            CONSUMER PRODUCTS (.21%)
169,600     Sturm, Ruger & Company, Inc.         361,700          4,642,800
                                            ------------    ---------------
            FINANCIAL SERVICES (30.94%)
21,034      Berkshire Hathaway Inc.*         165,788,581        675,191,400
                                            ------------    ---------------
            INSURANCE (9.86%)
4,400,000   Progressive Corporation-Ohio+    150,092,362        215,050,000
                                            ------------    ---------------
            PERSONAL CREDIT (3.69%)
1,362,000   Household International Inc.      53,180,142         80,528,250
                                            ------------    ---------------
            PHARMACEUTICALS (5.42%)
1,380,000   Johnson & Johnson                 55,292,183        118,162,500
                                            ------------    ---------------
            SECURITIES BROKER-DEALER (4.92%)
876,000     Dean Witter Discover & Co.        44,585,625         41,172,000
1,863,400   Salomon, Inc.                     44,313,350         66,150,700
                                            ------------    ---------------
                                              88,898,975        107,322,700
                                            ------------    ---------------

            SERVICES (13.59%)

3,550,000   Federal Home Loan Mortgage
              Corporation                     58,732,552        296,425,000
                                            ------------    ---------------
            TOYS (5.06%)
3,562,600   Hasbro, Inc.                      61,708,013        110,440,600
                                            ------------    ---------------

            Miscellaneous Securities
              (3.64%)                         74,114,707         79,445,625
                                            ------------     --------------

            TOTAL COMMON STOCKS             $980,604,178     $2,113,591,505
                                            ------------     --------------

                             SEQUOIA FUND, INC.
                          Statement of Investments
                              December 31, 1995
                                 (continued)

        Principal                                                Value
        Amount                              Cost                (Note 1)
        ---------                           ----                 -------

U.S. GOVERNMENT OBLIGATIONS(3.13%)
$  5,700,000 U.S. Treasury Bills due
             1/25/96 through 2/8/96       $ 5,670,467           $ 5,670,467
  62,000,000 U.S. Treasury Notes,
             5-7/8% due 7/31/97            61,866,594            62,687,813
            -----------                   -----------            ----------
  TOTAL U.S. GOVERNMENT OBLIGATIONS        67,537,061            68,358,280
            -----------                   -----------            ----------
  TOTAL INVESTMENTS (100%)++           $1,048,141,239        $2,181,949,785
                                       ==============        ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 7.



                       SEQUOIA FUND, INC.
               Statement of Assets and Liabilities
                        December 31, 1995
ASSETS:
Investments in securities, at value
  (cost $1,048,141,239) (Note 1)                   $2,181,949,785

Cash on deposit with custodian                          1,251,545

Receivable for capital stock sold                         531,174

Dividends and interest receivable                       3,783,690

Other assets                                               35,897
                                                   --------------
     Total assets                                   2,187,552,091
                                                   ==============

LIABILITIES:

Payable for capital stock repurchased                     214,216

Accrued expenses                                        1,815,167
                                                    -------------
     Total liabilities                                  2,029,383
                                                    -------------

Net assets applicable to 27,971,867
shares of capital stock outstanding (Note 4)       $2,185,522,708
                                                   ==============

Net asset value, offering price and
redemption price per share                                 $78.13
                                                           ======

               See Notes to Financial Statements.

                             SEQUOIA FUND, INC.
                           Statement of Operations
                        Year Ended December 31, 1995


INVESTMENT INCOME:
   Income:
     Dividends:
       Unaffiliated companies                                 $ 19,826,702
       Affiliated companies (Note 7)                               968,000
     Interest                                                    6,652,763
                                                              ------------
       Total income                                             27,447,465
                                                              ------------

   Expenses:
     Investment advisory fee (Note 2)                           18,558,564
     Legal and auditing fees                                       116,193
     Stockholder servicing agent fees                              173,621
     Custodian fees                                                154,841
     Directors fees and expenses (Note 5)                          131,862
     Other                                                          78,219
                                                              ------------
       Total expenses                                           19,213,300
     Less expenses reimbursed by Investment Adviser (Note 2)       505,000
                                                              ------------
       Net expenses                                             18,708,300
                                                              ------------
          Net investment income                                  8,739,165
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized (loss) on investments:
     Unaffiliated companies                                    (13,914,683)
                                                              ------------
       Net realized (loss) on investments                      (13,914,683)
   Net increase in unrealized appreciation on investments      646,622,517
                                                              ------------
       Net increase in unrealized appreciation on investments  646,622,517
                                                              ------------
       Net realized and unrealized gain on investments         632,707,834
                                                              ------------
Increase in net assets from operations                        $641,446,999
                                                              ============





                     See Notes to Financial Statements.

                             SEQUOIA FUND, INC.

                     Statements of Changes in Net Assets



                                                  Year Ended December 31,
                                               -----------------------------
                                                    1995            1994
                                                 -----------     ----------

INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                      $    8,739,165  $   11,706,671
    Net realized gain (loss)                      (13,914,683)     16,935,599
    Net increase in unrealized appreciation       646,622,517      21,649,730
                                               --------------- --------------
    Net increase in net assets from operations    641,446,999      50,292,000
  Distributions to shareholders from:
    Net investment income                          (8,810,242)    (11,726,849)
    Net realized gain on investments               (2,200,955)    (18,163,489)
  Capital share transactions (Note 4)               6,775,846      15,829,828
                                               --------------- --------------
      Total increase                              637,211,648      36,231,490

NET ASSETS:
  Beginning of year                             1,548,311,060   1,512,079,570
                                               --------------- --------------
  End of year                                  $2,185,522,708  $1,548,311,060
                                               ==============  ==============

NET ASSETS CONSIST OF:
  Capital (par value and paid in surplus)      $1,065,623,392  $1,058,847,546
  Undistributed net investment income                   5,453          76,530
  Undistributed net realized gains (losses)       (13,914,683)      2,200,955
  Unrealized appreciation                       1,133,808,546     487,186,029
                                               --------------- --------------
                                               $2,185,522,708  $1,548,311,060
                                               ==============  ==============




                     See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Valuation of investments: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. General: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED
PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment
Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset value. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset value of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 1995 and the Investment Adviser reimbursed the Fund $505,000.

    For the year ended December 31, 1995, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $18,558,564 and brokerage commissions of $187,900 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 1995.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 1995 were $174,031,719 and $76,740,515, respectively.

    At December 31, 1995 the aggregate gross unrealized appreciation and depreciation of securities were $1,137,222,171 and $3,413,625, respectively.

NOTE 4--CAPITAL STOCK:

    At December 31, 1995 there were 40,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                   1995                     1994
                           ---------------------     -------------------
                           Shares       Amount       Shares       Amount
                          --------     --------     --------     --------

Shares sold               1,446,747  $ 94,340,709   1,861,116  $104,556,895

Shares issued to
stockholders on
reinvestment of:
   Net investment income     93,996     6,408,962     150,318     8,454,779
   Net realized gain on
      investments            34,096     2,045,382     301,397    16,766,833
                         ----------   -----------  ----------   -----------

                          1,574,839   102,795,053   2,312,831   129,778,507

Shares repurchased        1,453,448    96,019,207   2,032,472   113,948,679
                         ----------   -----------  ----------   -----------
   Net increase             121,391  $  6,775,846     280,359   $15,829,828
                         ==========   ===========  ==========   ===========

NOTE 5--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $1,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors' meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 1995 was $131,862.

NOTE 6--CAPITAL LOSS CARRY FORWARD:

    At December 31, 1995 the Fund had tax basis capital losses of $13,914,683, which may be carried forward to offset future capital gains. Such losses expire December 31, 2003.

NOTE 7--AFFILIATED COMPANIES:

    Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies."
The total value and cost of investments in affiliates at December 31, 1995 aggregated $215,050,000 and $150,092,362, respectively.
The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 1995 is provided below:

                              Purchases         Sales
                           --------------   -------------  Realized  Dividend
         Affiliate         Shares   Cost    Shares   Cost    Gain     Income
  -----------------------  ------   -----   ------   ----    -----    -------

Progressive Corp - Ohio      --      --       --      --      --     $968,000
                                                                     ========


NOTE 8--SELECTED FINANCIAL INFORMATION:

                                              Year Ended December 31,
                                       ------------------------------------

                                  1995     1994     1993     1992     1991
                                  -----    -----    -----    -----    -----

Per Share Operating Performance
(for a share outstanding
throughout the year)
Net asset value, beginning of
year                             $55.59   $54.84   $56.66   $53.31   $41.94
                                 ------   ------   ------   ------   ------

Income from investment
operations:

  Net investment income            0.31     0.42     0.64     0.93     1.35

  Net realized and unrealized
  gains on investments            22.62     1.41     5.39     3.98    14.96
                                  -----   ------   ------   ------   ------

     Total from investment
     operations                   22.93     1.83     6.03     4.91    16.31
                                  -----   ------   ------   ------   ------

Less distributions:
  Dividends from net investment
  income                          (0.31)   (0.42)   (0.65)   (0.93)   (1.36)

  Distributions from net
  realized gains                  (0.08)   (0.66)   (7.20)   (0.63)   (3.58)
    Total distributions           (0.39)   (1.08)   (7.85)   (1.56)   (4.94)
                                 ------   ------   ------   ------   ------
  Net asset value, end of year   $78.13   $55.59   $54.84   $56.66   $53.31
                                 ======   ======   ======   ======   ======

  Total Return                     41.4%     3.3%    10.8%     9.4%    40.0%
  Ratios/Supplemental data
  Net assets, end of year
  (in millions)                $2,185.5 $1,548.3 $1,512.1 $1,389.3 $1,251.4
  Ratio to average net assets:
    Expenses                        1.0%     1.0%     1.0%     1.0%     1.0%
    Net investment income           0.5%     0.8%     1.1%     1.8%     2.8%
  Portfolio turnover rate            15%      32%      24%      28%      36%

                  INDEPENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
Sequoia Fund, Inc.

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Sequoia Fund, Inc. as of December 31, 1995, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and the selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the selected financial information referred to above present fairly, in all material respects, the financial position of the Sequoia Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


                                  McGladrey & Pullen
New York, New York
January 19, 1996

SEQUOIA FUND, INC.

767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DIRECTORS
    William J. Ruane
    Richard T. Cunniff
    Robert D. Goldfarb
    John M. Harding
    Francis P. Matthews
    C. William Neuhauser
    Robert L. Swiggett

OFFICERS
    William J. Ruane         - Chairman of the Board
    Richard T. Cunniff       - President
    Robert D. Goldfarb       - Vice President
    Joseph Quinones, Jr.     - Vice President, Secretary &
                                  Treasurer

INVESTMENT ADVISER & DISTRIBUTOR
    Ruane, Cunniff & Co., Inc.
    767 Fifth Avenue, Suite 4701
    New York, New York  10153-4798

CUSTODIAN
    Morgan Guaranty Trust Company of New York
    23 Wall Street
    New York, New York  10015

REGISTRAR AND SHAREHOLDER
SERVICING AGENT
    DST Systems, Inc.
    P.O. Box 419477
    Kansas City, Missouri  64141

LEGAL COUNSEL
    Seward & Kissel
    One Battery Park Plaza
    New York, New York  10004




This report has been prepared for the information of shareholders of Sequoia Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund's objectives, policies, management, records and other information.


                               19
69900020.AL7